UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	May 2, 2016

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On May 4, 2017, Douglas Dynamics, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Filing”). This amendment to the Original Filing is being made to correctly identify Deloitte & Touche LLP as the Company’s independent registered public accounting firm. Except for the foregoing, this amendment does not modify or update any other disclosure contained in the Original Filing.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On May 2, 2017, Douglas Dynamics, Inc. (the “Company”) held its annual meeting of stockholders (the “2017 Annual Meeting”).  The name of each director elected at the 2017 Annual Meeting, a brief description of each other matter voted upon at the 2017 Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.

Election of Two Directors to Terms Expiring at the 2020 Annual Meeting of Stockholders

Name of Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
James L. Janik,	18,830,138	344,154	2,442,532
James D. Staley	18,826,180	348,112	2,442,532

Advisory Vote on Approval of the Compensation of the Company’s Named Executive Officers

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
18,215,851	719,228	239,212	2,442,532

Advisory Vote on the Frequency of the Advisory Stockholder Vote on Executive Compensation

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Broker Non- Votes
16,636,210	22,240	2,466,109	49,732	2,442,532

The Company has decided that it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of future advisory votes on executive compensation as required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Ratification of the Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2017

Shares Voted For	Shares Voted Against	Abstentions
21,545,109	52,883	18,832

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 8, 2017

DOUGLAS DYNAMICS, INC.

By:	/s/ Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial
Officer and Secretary